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                                                                Exhibit 10.44


                       FIFTH AMENDMENT, WAIVER AND CONSENT

            FIFTH AMENDMENT, WAIVER AND CONSENT (this "Amendment"), dated as of January 16, 1998, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

            WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;

            NOW, THEREFORE, it is agreed:

            1. The Lenders hereby waive any Default or Event of Default that may exist as a result of the Borrower's failure to comply with the requirement of
Section 7.1(d) of the Credit Agreement that, not later than thirty days prior to the end of the fiscal year ending on December 31, 1997, the Borrower shall deliver monthly projections to the Lenders, provided that the Borrower delivers such monthly projections to the Lenders on or prior to February 10, 1998.

            2. The Lenders hereby waive any Default or Event of Default that may exist as a result of the Borrower's failure to comply with the requirements in the second sentence of Section 7.5(d) of the Credit Agreement (that the Borrower will deliver to each of the Banks (i) a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan required to be filed with the Internal Revenue Service and (ii) copies of any records, documents or other information that must be furnished to the PGBC with respect to any Plan pursuant to Section 4010 of ERISA), provided, however, that such
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requirements in the second sentence of Section 7.5(d) are satisfied as amended in Section 3 below.

            3. Section 7.5(d) of the Credit Agreement is hereby amended by (i) deleting the text following the first sentence thereof in its entirety and (ii) inserting the following new text in lieu thereof:

      "The Borrower will deliver to each of the Lenders copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. Upon request, the Borrower will deliver to the requesting Lender a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), other than a Multiemployer Plan, required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of any records, documents or other information required to be furnished to the PBGC, and any material notices received by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan, or received from any government agency or plan administrator or sponsor or trustee with respect to any Multiemployer Plan, shall be delivered to the Lenders no later than ten (10) days after the date such records, documents and/or information has been furnished to the PBGC or such notice has been received by the Borrower, the Subsidiary or the ERISA Affiliate, as applicable."

            4. The Lenders hereby consent to deem the Letter Agreement, dated December 31, 1997, between the Borrower, Fountain Associates I, Ltd. and Citicorp Leasing, Inc. (attached as Annex I hereto) to satisfy the requirements of Section 8.23(b)(ii) of the Credit Agreement, provided that the transactions described therein are consummated on or prior to January 30, 1998.

            5. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Fifth Amendment Effective Date (as defined in Section 9 of this Amendment) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default (after giving effect to Sections 1 and 2 of this Amendment) or Event of Default on the Fifth Amendment Effective Date, in each case both before (except with respect to Sections 1 and 2 of this Amendment) and after giving effect to this Amendment.


                                       -2-
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            6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit
Agreement or any other Credit Document.

            7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

            8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            9. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement.

            10. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *


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            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                    ANCHOR GLASS CONTAINER
                                    CORPORATION



                                    By /s/ M. William Lightner, Jr.
                                      -------------------------------
                                    Name:  M. William Lightner, Jr.
                                    Title: Vice president and CFO


                                    BT COMMERCIAL CORPORATION,
                                     Individually, as Agent and as
                                     Co-Syndication Agent



                                    By /s/ Basel Palmieri
                                      -------------------------------
                                    Name:  Basel Palmieri
                                    Title: Vice President


                                    PNC BANK, NATIONAL ASSOCIATION,
                                     Individually, as Co-Syndication Agent and
                                     Issuing Bank



                                    By /s/ Enrico A. Della Corra
                                      -------------------------------
                                    Name:  Enrico A. Della Corra
                                    Title: Vice President


                                    BANKERS TRUST COMPANY,
                                     as Issuing Bank



                                    By /s/ Basel Palmieri
                                      -------------------------------
                                    Name:  Basel Palmieri
                                    Title: Vice President


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                                    BTM CAPITAL CORPORATION



                                    By /s/ William York, Jr.
                                      -------------------------------
                                    Name:  William York, Jr.
                                    Title: Senior Vice President


                                    THE CIT GROUP/BUSINESS CREDIT, INC.



                                    By /s/ Edward A. Jesser
                                      -------------------------------
                                    Name:  Edward A. Jesser
                                    Title: Vice President


                                    CORESTATES BANK, N.A.



                                    By /s/ John T. Haurin
                                      -------------------------------
                                    Name:  John T. Haurin
                                    Title: Vice President


                                    FLEET BANK



                                    By /s/ Edward McKenney
                                      -------------------------------
                                    Name:  Edward McKenney
                                    Title: Vice President


                                    KEY CORPORATE CAPITAL, INC.



                                    By /s/ John R. Kolodey
                                      -------------------------------
                                    Name:  John R. Kolodey
                                    Title: Assistant Vice President


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                                    MELLON BANK, N.A.



                                    By /s/ Norman R. Smith
                                       ----------------------------------------
                                    Name:  Norman R. Smith
                                    Title: Vice President


                                    NATIONAL BANK OF CANADA



                                    By /s/ Donald P. Haddad
                                       ----------------------------------------
                                    Name:  Donald P. Haddad
                                    Title: Vice President




                                    By /s/ Eric L. Moore
                                       ----------------------------------------
                                    Name:  Eric L. Moore
                                    Title: Vice President


                                    NATIONAL CITY COMMERCIAL
                                    FINANCE, INC.



                                    By /s/ Marc Hanak
                                       ----------------------------------------
                                    Name:  Marc Hanak
                                    Title: Account Officer


                                    SUMMIT COMMERCIAL/
                                     GIBRALTAR CORP.



                                    By /s/ illegible
                                       ----------------------------------------
                                    Name:
                                    Title: